SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 27, 2003
             ______________________________________________________
                Date of report (Date of earliest event reported)


                               THE IT GROUP, INC.
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


               Delaware                             1-09037                       33-0001212
 -------------------------------------    -----------------------------    --------------------------
   (State or Other Jurisdiction of                (Commission                    (IRS Employer
            Incorporation)                        File Number)                Identification No.)


          2790 Mosside Boulevard, Monroeville, Pennsylvania          15146
-------------------------------------------------------------------------------
            (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (412) 372-7701


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On August 27, 2003, The IT Group, Inc. (the "Company") filed a Notice of Filing of Monthly Operating Report covering the period from June 28, 2003 through August 1, 2003 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware in the Company's Chapter 11 bankruptcy reorganization proceedings. The Monthly Operating Report is filed on Form SE, dated as of August 27, 2003 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)    Exhibits:

         Number            Description
         ------            -----------

          99.1 Notice of Filing of Monthly Operating Report for period from June 28, 2003 through August 1, 2003 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of August 27, 2003.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE IT GROUP, INC.


                                         By: /s/ Harry J. Soose, Jr.
                                            -----------------------------------
                                               Name:  Harry J. Soose, Jr.
                                               Title: Chief Operating Officer



Date:   August 28, 2003

                               INDEX TO EXHIBITS

         Number            Description
         ------            -----------

         99.1 Notice of Filing of Monthly Operating Report for period from June 28, 2003 through August 1, 2003 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of August 27, 2003.